UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2025

Clearside Biomedical, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37783	45-2437375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 North Point Parkway Suite 200
Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 270-3631

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 30, 2025, Clearside Biomedical, Inc. (the “Company”) held its 2025 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Amendment”) to increase the authorized number of shares of common stock from 200,000,000 to 400,000,000. The Amendment, which was filed with the Secretary of State of the State of Delaware on May 30, 2025, is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 18, 2025 (the “Proxy Statement”). Of the 77,279,286 shares outstanding as of the record date, 49,766,527 shares, or 64.40%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of stockholders at the Annual Meeting.

Proposal No. 1: Election of three nominees to serve as directors until the 2028 annual meeting of stockholders and until their respective successors are elected and qualified. The votes were cast as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
George Lasezkay	25,944,275	3,150,506	20,671,746
Christy L. Shaffer	25,835,061	3,259,720	20,671,746
Anthony S. Gibney	27,198,239	1,896,542	20,671,746

All nominees were elected.

Proposal No. 2: Approval, on an advisory basis, of the compensation paid to the Company’s named executive officers, as disclosed in the Proxy Statement. The votes were cast as follows:

	Votes For	Votes Against	Abstained	Broker Non-Votes
Advisory approval of the compensation paid to the named executive officers	18,903,539	3,378,974	6,812,268	20,671,746

Proposal No. 3: Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Ratification of appointment of Ernst & Young LLP	48,488,134	1,190,112	88,281

Proposal No. 4: Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 200,000,000 shares to 400,000,000 shares. The votes were cast as follows:

	Votes For	Votes Against	Abstained
Approval of amendment to Company’s Amended and Restated Certificate of Incorporation to increase authorized number of shares of common stock	38,799,887	10,342,176	624,464

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of the Registrant.
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2025	CLEARSIDE BIOMEDICAL, INC.

	By:	/s/ Charles A. Deignan
	Name:	Charles A. Deignan
	Title:	Chief Financial Officer